Tortoise North American Energy Corp.

Yield

Growth

Quality

2006 1st Quarter Report

February 28, 2006

"…Steady Wins™"

TYN
LISTED
NYSE

Company at a Glance
•	A non-diversified closed-end investment company investing primarily in equity securities of Canadian Royalty and Income Trusts (RITs) and United States Master Limited Partnerships (MLPs) with diversified exposure to the growing and physically integrated North American energy markets
•	Objectives: Yield, Growth, Quality
About Canadian Royalty and Income Trusts (RITs)
RITs are trust units that generally trade on public Canadian stock exchanges such as the Toronto Stock Exchange, and may also trade on public U.S. stock exchanges. In some cases, a RIT may have two classes of trust units: one class which may be owned by Canadian residents; and the other class which may be held by either residents or non-residents of Canada. There are currently more than 60 energy RITs.
About Master Limited Partnerships (MLPs)
MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 50 MLPs on the market, mostly in industries related to energy, natural resources and real estate.
Investment Objectives: Yield, Growth and Quality
Tortoise North America invests primarily in publicly traded Canadian RITs and United States MLPs with an emphasis on stable, fee-based midstream and downstream businesses in the North American energy sector.
Our goal is to provide our stockholders with a high level of total return with an emphasis on current distributions paid to stockholders and dividend growth. Energy infrastructure RITs and MLPs are engaged in the transportation, processing, distribution, storage and/or marketing of natural gas liquids such as propane, electricity, coal, crude oil or refined petroleum products or exploring, developing, managing or producing such commodities.
Tortoise North America Versus a Direct Investment in RITs and MLPs
Tortoise North America provides its stockholders with an efficient alternative for investing in a portfolio of RITs and MLPs. A direct investment in Tortoise North America offers the opportunity to receive an attractive distribution that is approximately 80 percent tax deferred with a low correlation to stocks and bonds.
Additional features of Tortoise North America include:
•	One Form 1099 per stockholder at the end of the year, rather than a Canadian NR4 information slip or multiple K-1s and multiple state filings for individual partnership investments;
•	A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf; and
•	The ability to access investment grade credit markets to enhance the dividend rate.

April 5, 2006
Dear Fellow Stockholders,
We are pleased to submit Tortoise North American Energy Corp.‘s (Tortoise North America) report for the quarter ended February 28, 2006.
Tortoise North America paid its initial quarterly dividend for fiscal year 2006 of $0.26 per share to stockholders on March 1, 2006. The dividend is based upon investment activity since the company commenced operations on October 31, 2005. Subsequent to year end, we completed the offering of Auction Rate Senior Notes, Series A, in the amount of $40 million (Tortoise Notes).
Investment Review
We have successfully achieved full investment of the proceeds from the initial public offering, and utilized a revolving line of credit to continue investing pending close of the Tortoise Notes offering on April 3, 2006. After the close of the offering, the revolving line of credit was paid off and substantially all of the remaining proceeds have been invested. We anticipate completing our leverage strategy by issuing money market preferred shares that will bring our total leverage to approximately 33 percent of total assets. Accordingly, we expect the third quarter dividend to be the first to reflect full investment.
To date, we have invested 25.3 percent of our funds in U.S. MLPs, 23.2 percent in other U.S. energy infrastructure investments and 51.5 percent in RITs. Upon full investment, we expect our investment in Canadian securities to exceed 50 percent.
Overview and Investment Outlook
MLPs
MLP companies reported strong results in the fourth quarter of 2005, positively impacting our distributable cash flow in the first quarter. The average distribution growth of the companies in our portfolio for the first quarter, was 2.7 percent. We expect increasing product demand, internal growth initiatives and acquisitions to drive distribution growth going forward. The Energy Information Administration projects refined product, crude oil and natural gas demand to increase approximately 1.0 percent annually for the next 20 years. In addition, MLPs expect to spend over $10 billion on internal growth projects between 2006 – 2008. Finally, acquisition activity remains robust totaling over $5 billion in 2005. We expect the combination of these growth factors to produce growth of at least 4 percent per annum.
The main, long-term challenges facing the industry are increasing interest rates and high oil and natural gas prices. Higher interest rates increase borrowing costs while higher oil and natural gas prices may impact product demand.
We are seeing increased investor awareness of, and appetite for, the tax-advantaged returns provided by MLP investments, and continuing growth of the sector’s market capitalization. The MLP market added over $1.5 billion through new entrants and secondary offerings in the fourth quarter of 2005.
Royalty and Income Trusts (RITs)
The trust market in Canada is approximately $175 billion comprised of business, oil and gas and energy infrastructure trusts. We focus on the pipeline and midstream portion of the energy infrastructure trust sector. RITs also reported positive results in the fourth quarter of 2005. The average distribution growth of the energy infrastructure companies in our portfolio was 1.4 percent. We expect internal growth projects associated with oil sands development and continued drilling activity in Western Canada to drive future distribution growth.
2006 1st Quarter Report	1

Early in the quarter, uncertainty regarding the Canadian government’s intention to impose a tax on distributions created some market volatility. Once the issue was favorably resolved, market sentiment improved dramatically, and investors drove up prices of these companies which reduced yields. In addition, institutional investor demand increased as Standard & Poor’s announced it would include royalty and income trusts in the S&P/TSX Composite Index.
These conditions impacted our ability to achieve our first quarter dividend target. We communicated in early February a new dividend yield expectation upon full investment of approximately 5.5 percent on the initial $25 offering price. Additionally, we noted that we expect our stockholders will receive a tax credit for the income tax withheld in Canada equating to approximately 0.5 percent incremental yield. The tax credit can be used to offset part or all of the U.S. federal income tax incurred on the qualified dividend income you receive from Tortoise North America or other foreign source income.
Despite the short-term impact of these market conditions, our investment objective of yield, growth and quality remain focused and unchanged.
In Conclusion
Given the favorable outlook for economic growth in 2006, the fundamental strength of the sector and the limited risk to commodity exposure, we remain optimistic that our investments will deliver strong distribution returns. We continue to believe that midstream and downstream North American energy sectors will provide attractive direct investment opportunities as a result of the substantial capital required to replace and extend the infrastructure. It is our expectation that Canada will supply the U.S. with a growing percentage of crude oil over the next decade, and that the U.S. and Canadian markets will require new pipeline developments in order to keep pace with demand. By financing growth, we endeavor to generate a predictable and increasing dividend stream for our investors. We will continue our focus of delivering for our investors an attractive yield that will grow with the distributions from the quality companies in which we invest. We continue to believe that an investment in Tortoise North America will provide a superior return compared to alternative investments with similar risk characteristics.
Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

...Steady Wins™
2	Tortoise North American Energy Corp.

Summary Financial Information
Period Ended February 28, 2006
Market value per share	$22.73
Net asset value per share	25.03
Total net assets	115,456,841
Unrealized appreciation of investments	4,501,113
Net investment income	721,476
Total realized gain	991,781
Total return (based on market value)	(8.05)%
Net operating expenses before leverage costs as a percent of average total assets(1)	1.42%
Distributable cash flow as a percent of average net assets(2)	4.00%
(1)	Annualized.
(2)	Annualized. See Key Financial Data which illustrates the calculation of distributable cash flow.
Allocation of Portfolio Assets
February 28, 2006
(Percentages based on total investment portfolio)
Allocation of Portfolio Assets by Country
Industry	United States	Canada	Total Market Value

Crude/Refined Products Pipelines	$44,196,434	$8,624,177	$52,820,611
Natural Gas/Natural Gas Liquid Pipelines	8,688,959	15,816,406	24,505,365
Natural Gas Gathering/Processing	7,175,494	12,990,962	20,166,456
Oil and Gas Royalty Trusts	—	19,322,110	19,322,110
Electric Generation/Services	2,055,000	5,802,571	7,857,571
Propane Distribution	474,759	—	474,759
Cash Equivalents	5,493,142	3,247,887	8,741,029

Total Investment Portfolio	$68,083,788	$65,804,113	$133,887,901

2006 1st Quarter Report	3

Key Financial Data (Unaudited)
(dollar amounts in thousands unless otherwise indicated)
	Period from October 31, 2005 through November 30, 2005	2006 Q1(1)

Total Distributions Received from Investments
Distributions received from master limited partnerships	$—	$451
Dividends paid in stock	—	316
Distributions received from Canadian trusts	—	429
Short-term interest and dividend Income	265	424
Foreign tax withheld	—	(65)

Total from investments	265	1,555

Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of reimbursement	70	210
Other operating expenses	117	202

	187	412

Distributable cash flow before leverage costs and current taxes	78	1,143
Leverage costs(2)	—	15
Current income tax expense	—	12

Distributable Cash Flow	$78	$1,116

Dividends paid on common stock	$—	$1,199
Dividends paid on common stock per share	—	0.26
Payout percentage for period(3)	—	100.4%
Total assets, end of period	151,518	136,175
Average total assets during period(4)	—	117,772
Leverage (short-term credit facility)	—	15,835
Leverage as a percent of total assets	—	11.63%
Unrealized appreciation, end of period	1,192	5,683
Net assets, end of period	110,451	115,457
Average net assets during period(5)	—	113,038
Net asset value per common share	23.95	25.03
Market value per common share	25.00	22.73
Shares outstanding	4,600	4,613
4	Tortoise North American Energy Corp.

	Period from October 31, 2005 through November 30, 2005	2006 Q1(1)

Selected Operating Ratios(6)
As a Percent of Average Total Assets
Total distributions received from investments (net of foreign taxes withheld)	—	5.35%
Operating expenses before leverage costs and current taxes	—	1.42%
Distributable cash flow before leverage costs and current taxes	—	3.94%
As a Percent of Average Net Assets
Distributable cash flow	—	4.00%
(1)	Q1 is the period from December 1, 2005 through February 28, 2006.
(2)	Leverage costs include interest expense on the short-term credit facility.
(3)	Dividends paid as a percentage of Distributable Cash Flow (“DCF”), including DCF of $78,000 from commencement of operations through November 30, 2005.
(4)	Computed by averaging month-end values within each period.
(5)	Computed by averaging daily values for the period.
(6)	Annualized.
2006 1st Quarter Report	5

Management’s Discussion
The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.
Overview
Tortoise North America looks to benefit from the flow of crude oil and natural gas commodities throughout North America. Canada possesses a large supply of crude oil and natural gas while the United States is the world’s largest consumer of these energy commodities. Currently, the U.S. imports more crude oil and natural gas from Canada than any other country. Interconnected pipelines systems transport crude oil and natural gas between the two countries.
Tortoise North America’s investment objective is to provide a high level of total return, with an emphasis on dividend income. Tortoise North America seeks to provide its shareholders with a vehicle to invest in a portfolio consisting primarily of publicly traded Canadian royalty trust and income trusts (collectively, RITs) and publicly traded United States master limited partnerships (MLPs) with an emphasis on the midstream and downstream North American energy sector. RITs and MLPs are considered tax-efficient investment vehicles because they are not subject to taxation applicable to most corporate entities. Tortoise North America is regulated as a non-diversified investment management company, for which Tortoise Capital Advisors, L.L.C. serves as investment adviser.
Critical Accounting Policies
The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below.
Investment Income. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from our investments in RITs are generally comprised of ordinary income. Distributions from MLPs are generally comprised of income and return of capital. We record MLP investment income and return of capital based on estimates made at the time the distribution is received. These estimates are based on historical information available from each MLP and other industry sources. These estimates may be revised based on information received from MLPs after their tax reporting periods are concluded.
6	Tortoise North American Energy Corp.

Management’s Discussion
(Continued)
Valuation of Portfolio Investments. We primarily own securities that are listed on a securities exchange. We value those securities at their last sale price on that exchange on the valuation date. We also may invest in restricted securities, including debt and equity securities of companies. Securities that have restrictions on sale are typically valued at a discount from the public market value of the security pursuant to valuation policies established by our Board.
Determining Dividends Distributed to Stockholders
Our portfolio generates cash flow from which we pay dividends to stockholders. We pay dividends out of our distributable cash flow (“DCF”), which is simply our income from investments less our total expenses. The income from our investments includes the amount received by us as cash distributions from RITs (net of foreign taxes withheld), MLPs, paid-in-kind distributions, and interest and dividend payments. The total expenses include current or anticipated operating expenses, total leverage, and current income taxes, if any. Each are summarized for you in the table on pages 4 and 5 and are discussed in more detail below.
Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. We have targeted to pay at least 95 percent of distributable cash flow, once fully invested, on an annualized basis.
Investment Income
Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow our dividend to our stockholders, we evaluate each holding based upon its contribution to our investment income, our anticipation of its growth rate, and its risk relative to other potential investments.
Investment income received for the quarter ended February 28, 2006, our first full quarter of operations, was approximately $1.2 million as reported in the Statement of Operations and approximately $1.6 million as reflected in the preceding Key Financial Data page. The Key Financial Data page discloses the calculation of DCF. The difference between the two income numbers is reconciled as follows: (1) the statement of operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income (and the corresponding foreign tax withheld, if any) from MLPs and RITs on their ex-dates, whereas the DCF calculation, in order to fund cash dividends to stockholders, reflects distribution income (and foreign taxes) on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are treated as a return of capital and therefore excluded from investment income; and (3) Investment Income on the Key Financial Data page includes the value of dividends paid-in-kind (additional stock) rather than cash.
2006 1st Quarter Report	7

Management’s Discussion
(Continued)
On a percentage basis, investment income, as presented in the Key Financial Data, was an annualized 5.35 percent of average total assets for the quarter.
Expenses
We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee and also including professional fees and other administrative expenses; and (2) leverage costs. The net operating expenses before leverage costs were $412,000 for the quarter ended February 28, 2006, representing an annualized 1.42 percent of average total assets.
Leverage costs, although only $15,000 for the quarter ended February 28, 2006, will become a meaningful expense as we continue to engage in the use of financial leverage. As discussed in our Letter to Shareholders and disclosed in note 9 of our notes to financial statements, we entered into a $40 million credit facility during the quarter and have subsequently retired the credit facility with the proceeds from the $40 million auction rate senior notes issuance. The leverage cost of $15,000 is interest paid on this credit facility. Leverage costs in the future will consist of three major components: (1) the direct interest expense, which will vary from period to period as all of our notes have variable rates of interest; (2) the auction agent fees, which are the marketing costs for the variable rate leverage; and (3) the realized gain or loss on our swap arrangements. In addition, if we issue preferred shares in the future, the variable rate dividends paid on these shares will be included in the cost of leverage.
Subsequent to quarter-end we locked-in the cost on $40 million of leverage through an interest rate swap agreement, converting our entire variable rate obligation on the $40 million senior notes to fixed rate obligations maturing from 2010 through 2016.
Distributable Cash Flow
For the quarter ended February 28, 2006, our DCF was $1.1 million and approximately $1.2 million when including the DCF of $78,000 for the initial period ended November 30, 2005. We declared dividends of $1.2 million, or 100 percent of available distributable cash flow. On a per share basis, the fund declared a $0.26 dividend on February 10, 2006. This dividend should not be annualized to calculate a run-rate, as it does not reflect full investment of our initial proceeds and the issuance and investment of anticipated leverage.
Taxation of our Distributions
We expect that any taxable distributions paid on common shares will consist of: (i) dividend income from domestic and foreign corporations that under current law is eligible for a reduced tax rate (maximum 15 percent) through 2008, which we refer to as qualified dividend income; (ii) long-term capital gain (gain from the sale of a capital asset held longer than 12 months); (iii) return of capital, and (iv) investment company taxable income (other than qualified dividend income), including non-qualifying dividend or interest income, short-term capital gain, operational or other ordinary income from MLP investments, and income from certain hedging and interest rate transactions. For individuals, currently the maximum federal rate is 15 percent on qualified dividend income, 15 percent on long-term capital gain and 35 percent on investment company taxable income (other than qualified dividend income and long-term capital gain).
8	Tortoise North American Energy Corp.

Management’s Discussion
(Continued)
We expect that the dividend distributions attributable to the RIT equity securities will be treated as qualified dividend income.
Tortoise North America will be subject to certain Canadian taxes, but the payment of those taxes may flow-through to stockholders as a foreign tax credit to apply against their U.S. income tax payable on foreign source income, including the income of Tortoise North America attributable to RITs. This foreign tax credit may be utilized to offset part or all of the U.S. federal income tax on the foreign source income.
If we elect to retain net long-term capital gains, Tortoise North America will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.
Liquidity and Capital Resources
Tortoise North America had adjusted total assets (total assets less payable for investment securities purchased) of $133 million at quarter-end. Our total assets reflect primarily the value of our investments, which are itemized in the schedule of investments. It also reflects cash, interest and dividends receivable, other receivables, and any expenses that may have been prepaid from time to time. During the quarter, total adjusted assets increased $22 million from $111 million to $133 million. This growth was the result of several factors including $16 million utilized from the $40 million short-term credit facility, and net investment income and realized and unrealized gains of investments totaling $6 million.
As a result of the partial utilization of the short-term credit facility, our total leverage outstanding as of the quarter ended February 28, 2006, was $16 million, or 11.6 percent of total assets. As mentioned above, subsequent to quarter-end we issued $40 million in senior notes and are substantially complete in investing the proceeds from this offering. Our long-term target for leverage is approximately 33 percent of total assets.
Our leverage strategy involves borrowing at costs that are less than the total return we expect from our investments, thereby increasing shareholder value.
2006 1st Quarter Report	9

Schedule of Investments  (Unaudited)
	February 28, 2006

	Shares/ Face Amount	Value

Canadian Trusts – 54.2%(1)
Crude/Refined Products Pipeline – 7.5%(1)
Pembina Pipeline Income Fund (CAD)	533,900	$8,624,177

Electric Generation/Services – 5.0%(1)
Boralex Power Income Fund (CAD)	5,000	48,680
Innergex Power Income Fund (CAD)	212,800	2,528,873
Northland Power Income Fund (CAD)	220,700	3,225,018

		5,802,571

Oil and Gas Royalty Trusts – 16.7%(1)
ARC Energy Trust (CAD)	196,600	4,577,526
Canadian Oil Sands Trust (CAD)	28,300	3,864,843
Crescent Point Energy Trust (CAD)	219,500	4,231,558
Enerplus Resources Fund (CAD)	10,000	507,658
Focus Energy Trust (CAD)	126,400	2,503,521
Progress Energy Trust (CAD)	247,700	3,637,004

		19,322,110

Natural Gathering/Processing – 11.3%(1)
AltaGas Income Trust (CAD)	215,400	5,661,835
Keyera Facilities Income Fund (CAD)	351,600	7,329,127

		12,990,962

Natural Gas/Natural Gas Liquid Pipelines – 13.7%(1)
Duke Energy Income Fund (CAD)	1,074,750	11,854,417
Enbridge Income Fund (CAD)	323,800	3,961,989

		15,816,406

Total Canadian Trusts (Cost $57,431,466)		62,556,226

Master Limited Partnerships and Related Companies – 44.0%(1)
Crude/Refined Products Pipeline – 31.7%(1)
Enbridge Energy Management, L.L.C.(2)(5)	131,177	6,047,261
Enbridge Energy Partners, L.P.	79,700	3,562,590
Kinder Morgan Management, L.L.C.(2)(5)	295,126	12,905,868
Magellan Midstream Partners, L.P.	118,500	3,731,565
Pacific Energy Partners, L.P.	100,500	3,110,475
Plains All American Pipeline, L.P.	78,300	3,508,623
TEPPCO Partners, L.P.	80,050	2,916,222
Valero, L.P.	16,500	858,330

		36,640,934

10	Tortoise North American Energy Corp.

Schedule of Investments  (Unaudited)
(Continued)
	February 28, 2006

	Shares	Value

Natural Gas Gathering/Processing – 4.4%(1)
Energy Transfer Partners, L.P.	95,200	$3,400,544
Regency Energy Partners, L.P.	82,500	1,654,950

		5,055,494

Natural Gas/Natural Gas Liquid Pipelines – 7.5%(1)
Enterprise Products Partners, L.P.	217,210	5,273,859
Northern Border Partners, L.P.	71,000	3,415,100

		8,688,959

Propane Distribution – 0.4%(1)
Inergy, L.P.	17,365	474,759

Total Master Limited Partnerships and Related Companies (Cost $50,648,748)		50,860,146

	Principal
Corporate Bonds – 10.2%(1)	Amount
Crude/Refined Products Pipeline – 6.6%(1)
SemGroup, L.P., 8.75%, 11/15/2015(4)	$7,300,000	7,555,500
Electric Generation/Services – 1.8%(1)
NRG Energy, Inc., 7.25%, 2/1/2014	1,000,000	1,025,000
NRG Energy, Inc., 7.375%, 2/1/2016	1,000,000	1,030,000

		2,055,000

Natural Gas Gathering/Processing – 1.8%(1)
Targa Resources, Inc., 8.50%, 11/1/2013(4)	2,000,000	2,120,000

Total Corporate Bonds (Cost $11,426,662)		11,730,500

Short-Term Investments – 7.6%(1)	Shares
Evergreen Institutional Money Market Fund, 4.42%(3)	5,493,142	5,493,142
Fidelity Institutional Cash Fund (CAD), 2.61%(3)	3,689,601	3,247,887

Total Short-Term Investments (Cost $8,688,040)		8,741,029

Total Investments – 116.0%(1)
(Cost $128,194,916)		133,887,901
Liabilities in Excess of Cash and Other Assets – (16.0%)(1)		(18,431,060)

Total Net Assets Applicable to Common Stockholders – 100.0%(1)		$115,456,841

CAD – Canadian Dollar
(1)	Calculated as a percentage of net assets.
(2)	Security distributions are paid in kind.
(3)	Rate reported is the 7-day effective yield as of February 28, 2006.
(4)	These securities are deemed to be restricted; see Note 8 for further disclosure.
(5)	Related companies of master limited partnerships.
See Accompanying Notes to the Financial Statements.
2006 1st Quarter Report	11

Statement of Assets & Liabilities  (Unaudited)
February 28, 2006
Assets
Investments at value (cost $128,194,916)	$133,887,901
Cash	1,613,051
Interest and dividend receivable	543,160
Prepaid expenses and other assets	84,631
Receivable for Adviser reimbursement	46,421

Total assets	136,175,164

Liabilities
Short-term borrowings	15,835,000
Payable for investment securities purchased	3,265,271
Dividend payable on common shares	1,199,286
Accrued expenses and other liabilities	233,080
Payable to Adviser	185,686

Total liabilities	20,718,323

Net assets applicable to common stockholders	$115,456,841

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 4,612,640 shares issued and outstanding (100,000,000 shares authorized)	$4,613
Additional paid-in-capital	109,089,614
Distributions in excess of net investment income	(312,385)
Accumulated net realized gain on investments and foreign currency transactions	991,506
Net unrealized gain on investments, foreign currency and translation of other assets and liabilities denominated in foreign currency	5,683,493

Net assets applicable to common stockholders	$115,456,841

Net Asset Value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$25.03

See Accompanying Notes to the Financial Statements.
12	Tortoise North American Energy Corp.

Statement of Operations  (Unaudited)
Period from December 1, 2005 through February 28, 2006
Investment Income
Distributions received from master limited partnerships	$451,295
Less return of capital on distributions	(353,876)

Distribution income from master limited partnerships	97,419
Distribution income from Canadian trusts	754,532
Interest income	370,408
Dividends from money market mutual funds	53,782
Foreign tax withheld	(115,495)

Total Investment Income	1,160,646

Expenses
Advisory fees	279,551
Organizational fees	56,905
Directors' fees	17,785
Professional fees	44,521
Reports to stockholders	25,668
Administration fees	24,657
Registration fees	11,324
Custodian fees and expenses	5,388
Stock transfer agent fees	3,255
Other expenses	12,719

Total Expenses before Interest Expense	481,773
Interest expense	15,285

Total Expenses	497,058
Less expense reimbursement by Adviser	(69,888)

Net Expenses	427,170

Net Investment Income, before current tax expense	733,476
Current tax expense	(12,000)

Net Investment Income	721,476

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain on investments and foreign currency transactions	991,781
Net unrealized appreciation of investments	4,501,113
Net unrealized depreciation of foreign currency and translation of other assets and liabilities denominated in foreign currency	(9,649)

Net Realized and Unrealized Gain	5,483,245

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$6,204,721

See Accompanying Notes to the Financial Statements.
2006 1st Quarter Report	13

Statement of Changes in Net Assets
	Period from December 1, 2005 through February 28, 2006	Period from October 31, 2005(1) through November 30, 2005
	(Unaudited)
Operations
Net investment income	$721,476	$92,354
Net realized gain on investments and foreign currency transactions	991,781	72,796
Net unrealized appreciation of investments	4,501,113	1,191,872
Net unrealized appreciation (depreciation) of foreign currency and translation of other assets and liabilities denominated in foreign currency	(9,649)	157

Net increase in net assets applicable to common stockholders resulting from operations	6,204,721	1,357,179

Dividends and Distributions to Common Stockholders
Net investment income	(1,199,286)	—

Total dividends to common stockholders	(1,199,286)	—

Capital Stock Transactions
Proceeds from initial public offering of 4,600,000 common shares	—	115,000,000
Underwriting discounts and offering expenses associated with the issuance of common stock	—	(6,050,600)

Net increase in net assets applicable to common stockholders from capital stock transactions	—	108,949,400

Total increase in net assets applicable to common stockholders	5,005,435	110,306,579
Net Assets
Beginning of period	110,451,406	144,827

End of period	$115,456,841	$110,451,406

Accumulated net investment income (loss), at end of period	$(312,385)	$165,425

(1)	Commencement of operations.
See Accompanying Notes to the Financial Statements.
14	Tortoise North American Energy Corp.

Statement of Cash Flows  (Unaudited)
Period from December 1, 2005 through February 28, 2006
Cash Flows from Operating Activities
Purchases of long-term investments	$(84,623,675)
Proceeds from sale or maturity of short-term investments, net	68,613,325
Distributions, dividends and interest received	908,241
Proceeds from sale of foreign currency, net	1,636,717
Interest expense	(9,112)
Operating expenses	(307,482)

Net cash used in operating activities	(13,781,986)

Cash Flows from Financing Activities
Common stock issuance costs	(416,154)
Advances from line of credit	15,835,000
Debt issuance costs	(23,809)

Net cash provided by financing activities	15,395,037

Net increase in cash	1,613,051
Cash – beginning of period	—

Cash – end of period	$1,613,051

Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$6,204,721
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Purchase of long-term investments, net of return of capital adjustments	(81,829,782)
Proceeds from sale or maturity of short-term investments, net	103,869,601
Net unrealized appreciation of investments	(4,501,113)
Net unrealized depreciation of foreign currency and translation of assets and liabilities denominated in foreign currency	9,649
Net realized gain from sales and maturities of foreign debt obligations	(991,781)
Accretion of discounts on investments, net	(217,166)
Changes in operating assets and liabilities:
Decrease in foreign currency	1,636,717
Decrease in payable for securities purchased	(37,163,569)
Increase in interest and dividend receivable	(482,323)
Increase in prepaid expenses	(57,255)
Increase in payable to Adviser, net of reimbursement	69,685
Decrease in accrued expenses	(329,370)

Total adjustments	(19,986,707)

Net cash used in operating activities	$(13,781,986)

See Accompanying Notes to the Financial Statements.
2006 1st Quarter Report	15

Financial Highlights
	Period from December 1, 2005 through February 28, 2006	Period from October 31, 2005(1) through November 30, 2005
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$23.95	$—
Public Offering Price	—	25.00
Underwriting discounts and offering expenses associated with the issuance of common stock	—	(1.31)
Income from Investment Operations:
Net investment income	0.15	0.02
Net realized and unrealized gain on investments	1.19	0.24

Total increase from investment operations	1.34	0.26

Less Dividends to Common Stockholders:
Net investment income	(0.26)	—

Total dividends to common stockholders	(0.26)

Net Asset Value, end of period	$25.03	$23.95

Per common share market value, end of period	$22.73	$25.00
Total Investment Return Based on Market Value(3)	(8.05)%	0.00%
16	Tortoise North American Energy Corp.

	Period from December 1, 2005 through February 28, 2006	Period from October 31, 2005(1) through November 30, 2005
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$115,457	$110,451
Ratio of expenses to average net assets before waiver(4)(5)	1.84%	2.02%
Ratio of expenses to average net assets before waiver and excluding interest expense(4)(5)	1.78%	2.02%
Ratio of expenses to average net assets after waiver(4)(5)	1.59%	1.77%
Ratio of expenses to average net assets after waiver and excluding interest expense(4)(5)	1.53%	1.77%
Ratio of net investment income to average net assets before waiver(4)(5)	2.35%	0.75%
Ratio of net investment income to average net assets before waiver and excluding interest expense(4)(5)	2.41%	0.75%
Ratio of net investment income to average net assets after waiver(4)(5)	2.60%	1.00%
Ratio of net investment income to average net assets after waiver and excluding interest expense(4)(5)	2.66%	1.00%
Portfolio turnover rate	0.00%	0.00%
Total short-term borrowings, end of period (000's)	$15,835	—
Asset Coverage Ratio per $1,000 of borrowings	$8,291	—
Asset coverage ratio(6)	829%	—
(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Not annualized. The total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported.
(4)	Annualized for periods less than one full year.
(5)	These ratios include the impact of current income taxes accrued of $12,000 and $0 for the period from December 1, 2005 through February 28, 2005 and October 31, 2005 through November 30, 2005, respectively.
(6)	Represents value of total assets less all liabilities and indebtedness not represented by short-term borrowings at the end of the period divided by short-term borrowings outstanding at the end of the period.
See Accompanying Notes to the Financial Statements.
2006 1st Quarter Report	17

Notes to Financial Statements  (Unaudited)
February 28, 2006
1. Organization
Tortoise North American Energy Corporation (the “Company”) was organized as a Maryland corporation on January 13, 2005, and is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on dividend income paid to stockholders. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded Canadian royalty trusts and income trusts (collectively, “RITs”) and publicly traded U.S. master limited partnerships (“MLPs”), with an emphasis on the midstream and downstream North American energy sector. The Company commenced operations on October 31, 2005. The Company’s shares are listed on the New York Stock Exchange under the symbol “TYN.”
2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
B. Investment Valuation
The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.
The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.
18	Tortoise North American Energy Corp.

Notes to Financial Statements  (Unaudited)
(Continued)
The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.
C. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis:
(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and
(2)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions.
The Company does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
D. Forward Foreign Currency Contracts
The Company may enter into forward foreign currency contracts as hedges against specific transactions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded in the statement of operations. The Company recognizes gains or losses at the time forward contracts are extinguished.
E. Foreign Withholding Taxes
The Company may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Company accrues such taxes when the related income is earned.
F. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from the Company’s investments in RITs are generally comprised of ordinary income. Distributions from MLPs are generally comprised of income and return of capital. The Company records MLP investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.
2006 1st Quarter Report	19

Notes to Financial Statements  (Unaudited)
(Continued)
G. Dividends to Stockholders
Dividends to stockholders are recorded on the ex-dividend date. The Company intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income to stockholders. Investment company taxable income includes, among other items, dividends, interest and the excess of any net short-term capital gain, reduced by deductible expenses. The character of dividends to stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Dividends paid to stockholders in excess of investment company taxable income and net realized capital gains will be treated as a return of capital to the stockholders.
H. Federal Income Taxation
The Company qualifies as a regulated investment company (RIC) under the U.S. Internal Revenue Code of 1986, as amended (the Code). As a result, the Company generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests primarily in MLPs, which generally are treated as partnerships for federal income tax purposes, and RITs, which generally are treated as corporations for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.
The Company will generally be required to pay a 15 percent Canadian withholding tax with respect to dividend distributions from an RIT. If more than 50 percent of the value of the Company’s assets at the close of the taxable year consists of stock or securities in foreign corporation and certain other requirements are met, the Company may elect to pass through to its stockholders the Canadian withholding tax paid as a foreign tax credit. The use of foreign tax credits are subject to numerous limitations that are applied to each individual taxpayer claiming the foreign tax credit.
I. Organization Expenses and Offering Costs
The Company is responsible for paying all organizational expenses and offering costs. Offering costs, which amounted to $875,287, related to the issuance of common stock were charged as a reduction of additional paid-in-capital when the shares were issued. Organizational costs, which amounted to $213,430, were expensed as incurred.
J. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
20	Tortoise North American Energy Corp.

Notes to Financial Statements  (Unaudited)
(Continued)
3. Concentration of Risk
The Company’s investment objective is to provide stockholders with a high level of total return, with an emphasis on dividend income. Under normal conditions, the Company will invest at least 80 percent of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector with their primary operations in North America (“Energy Companies”). Energy Companies include companies that derive more than 50 percent of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company intends to invest at least 50 percent of its total assets in RITs and no more than 25 percent of its total assets in equity securities of MLPs. The Company may invest up to 50 percent of its total assets in restricted securities. As of February 28, 2006, the market value of investments in Canadian and United States issues were $65,804,113 (57 percent of net assets) and $68,083,788 (59 percent of net assets), respectively.
4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 1.00 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares, if any) (“Managed Assets”), in exchange for the investment advisory services provided. For the period following the commencement of the Company’s operations through October 31, 2006, the Adviser has contractually agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.25 percent of the Company’s average monthly Managed Assets.
The Company has engaged SEI Investments Global Funds Services to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.05 percent of the first $500 million of the Company’s Managed Assets and 0.04 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $100,000.
Wachovia Bank, N.A. serves as custodian of the Company’s cash and investment securities. The Company pays the custodian an annual fee of 0.004 percent of the average daily market value of the Company’s domestic assets, and 0.015 percent of the average daily market value of the Company’s Canadian assets.
Computershare Investor Services, LLC serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.
2006 1st Quarter Report	21

Notes to Financial Statements  (Unaudited)
(Continued)
5. Income Taxes
It is the Company’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and additional paid-in-capital.
As of November 30, 2005, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$215,324
Post-October losses	(275)
Unrealized appreciation	1,142,130

$1,357,179

Post-October losses represent losses realized on investment transactions from November 1, 2005 through November 30, 2005 that, in accordance with federal income tax regulations, the Company may elect to defer and treat as having arisen in the following year. For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. There were no capital loss carryforwards as of November 30, 2005.
6. Investment Transactions
For the period ended February 28, 2006, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $82,183,657 and $0 (excluding short-term and government securities), respectively.
7. Common Stock
The Company has 100,000,000 shares of beneficial interest authorized and 4,612,640 shares outstanding at February 28, 2006. There were no transactions in common shares for the period ended February 28, 2006.
22	Tortoise North American Energy Corp.

Notes to Financial Statements  (Unaudited)
(Continued)
8. Restricted Securities
Certain of the Company’s investments are restricted. The table below shows the principal amount, acquisition date, acquisition cost and percent of net assets which the securities comprise.
Company	Security	Principal Amount	Acquisition Date	Acquisition Cost	Percent of Net Assets

SemGroup, L.P.	Corporate Bond	$7,300,000	11/04/05	$7,370,290	6.5%
Targa Resources, Inc.	Corporate Bond	2,000,000	11/09/05	2,057,500	1.8%

				$9,427,790	8.3%

9. Short-term Borrowings
On January 31, 2006, the Company entered into a $40 million revolving secured credit facility, maturing April 15, 2006, with U.S. Bank, N.A. The credit facility has a variable annual interest rate equal to the one-month LIBOR rate plus 0.75 percent, and is secured with the assets of the Company. Proceeds from the credit facility are used to execute the Company’s investment objective. The average outstanding balance during the borrowing period was $4,496,739. As of February 28, 2006, the Company had $15,835,000 outstanding on the credit facility at an interest rate of 5.32 percent.
10. Subsequent Events
On March 1, 2006, the Company paid a dividend in the amount of $0.26 per share, for a total of $1,199,286. Of this total, the dividend reinvestment amounted to $184,885.
On April 3, 2006, the Company issued $40 million of auction rate senior notes and retired the credit facility described in Note 9 with the proceeds from the issuance of the notes.
The Company has entered into interest swap contracts to hedge the $40 million auction rate senior notes mentioned above. Details of the contracts are as follows:
Commencement Date	Counterparty	Maturity	Notional Amount	Fixed Rate Paid by the Company	Floating Rate Received by the Company

03/10/2006	U.S. Bank, N.A.	2016	$ 10,000,000	5.205%	1 Month U.S. Dollar LIBOR
01/02/2007	U.S. Bank, N.A.	2013	$ 10,000,000	5.25%	1 Month U.S. Dollar LIBOR
04/17/2007	U.S. Bank, N.A.	2010	$ 20,000,000	5.15%	1 Month U.S. Dollar LIBOR
2006 1st Quarter Report	23

Additional Information  (Unaudited)
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect Tortoise North American Energy Corp.‘s actual results are the performance of the portfolio of stocks held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of Tortoise North American Energy Corp. will trade in the public markets and other factors discussed in filings with the SEC.
Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company is available to stockholders (i.e. without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (800) 919-0315; and (ii) on the SEC’s website at www.sec.gov. The Company did not begin operation until October 2005 and did not vote proxies relating to portfolio securities during the period ended June 30, 2005.
Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q and statement of additional information are available without charge upon request by calling the Company at (800) 919-0315 or by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Company’s Forms N-Q at the Commissions Public Reference Room in Washington DC. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.
Privacy Policy
In order to conduct business, the Company collects and maintains certain nonpublic personal information about our shareholders of record with respect to their transactions in shares of our securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about the shareholder whose balances of our securities are held in “street name” by a financial institution such as a bank or broker.
We do not disclose any nonpublic personal information about you, our other shareholders or our former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect you personal information internally, we restrict access to nonpublic personal information about our shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.
24	Tortoise North American Energy Corp.

Office of the Company and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of Tortoise North American Energy Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent	ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pa. 19456

CUSTODIAN
Wachovia Bank, NA
123 South Broad St., PA4942
Philadelphia, Pa. 19109

TRANSFER AGENT
Computershare Investor Services, L.L.C.
2 North LaSalle St.
Chicago, Ill. 60602
(800) 919-0315
www.computershare.com

LEGAL COUNSEL
Blackwell Sanders Peper Martin LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(913) 981-1020
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYN

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

“...Steady Wins™"

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise North American Energy Corp.

10801 Mastin Blvd., Suite 222 • Overland Park, Kan. 66210 • (913) 981-1020 • (913) 981-1021 (fax) www.tortoiseadvisors.com